Marshall Funds

Prospectus

January 31, 2008

(As Supplemented February 13, 2008)

Institutional Class (Class I)

• Marshall Large-Cap Value Fund

• Marshall Large-Cap Growth Fund

• Marshall Mid-Cap Value Fund

• Marshall Mid-Cap Growth Fund

• Marshall Small-Cap Growth Fund

• Marshall International Stock Fund

• Marshall Aggregate Bond Fund

• Marshall Government Income Fund

• Marshall Short-Intermediate Bond Fund

• Marshall Short-Term Income Fund

• Marshall Prime Money Market Fund

• Marshall Government Money Market Fund

• Marshall Tax-Free Money Market Fund

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Institutional Class
(Class I)

Risk/Return Summary

The Marshall Funds offer investment opportunities to a wide range of investors, from investors with short-term goals who wish to take little investment risk to investors with long-term goals willing to bear the risks of the stock market for potentially greater rewards. The Marshall Funds are managed by the investment professionals at M&I Investment Management Corp. (Adviser).

Risk/Return Summary of Mutual Funds	Equity Funds Marshall Large-Cap Value Fund Marshall Large-Cap Growth Fund Marshall Mid-Cap Value Fund Marshall Mid-Cap Growth Fund Marshall Small-Cap Growth Fund Marshall International Stock Fund

Income Funds

Marshall Aggregate Bond Fund

Marshall Government Income Fund

Marshall Short-Intermediate Bond Fund

Marshall Short-Term Income Fund

Money Market Funds

Marshall Prime Money Market Fund

Marshall Government Money Market Fund

Marshall Tax-Free Money Market Fund

RISK/RETURN SUMMARY	1

Risk/Return Summary (cont.)

Principal Risks of the Funds

	Stock Market Risks	Sector Risks	Style Risks	Foreign Securities/ Euro Risks	Company Size Risks	Debt Securities Risks	Government Obligations Risks	Municipal Securities Risks	Asset/ Mortgage Backed Securities Risks	Management Risks	High Portfolio Turnover Risks
Marshall Large-Cap Value Fund	✓	✓	✓							✓	✓
Marshall Large-Cap Growth Fund	✓	✓	✓							✓	✓
Marshall Mid-Cap Value Fund	✓	✓	✓		✓					✓
Marshall Mid-Cap Growth Fund	✓	✓	✓		✓					✓	✓
Marshall Small-Cap Growth Fund	✓	✓	✓		✓					✓	✓
Marshall International Stock Fund	✓	✓	✓	✓	✓					✓	✓
Marshall Aggregate Bond Fund						✓	✓		✓	✓	✓
Marshall Government Income Fund						✓	✓		✓	✓	✓
Marshall Short- Intermediate Bond Fund						✓	✓		✓	✓	✓
Marshall Short-Term Income Fund						✓	✓		✓	✓	✓
Marshall Prime Money Market Fund						✓	✓			✓
Marshall Government Money Market Fund						✓	✓			✓
Marshall Tax-Free Money Market Fund						✓		✓		✓

A complete description of these risks can be found in the “Main Risks of Investing in the Marshall Funds” section.

2	RISK/RETURN SUMMARY

Equity Funds

Marshall Large-Cap Value Fund

Goal: To provide capital appreciation and above-average dividend income.

Strategy: The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of large-sized U.S.

companies similar in size to those within the Russell 1000 Value Index. In order to provide both capital appreciation and income, the Adviser attempts to structure the portfolio to pursue an above average yield. The Adviser selects stocks using a unique, quantitative, value-oriented approach.

Fund Performance: Because the Institutional Class shares of the Fund did not have performance history as of December 31, 2007, the following return information shows historical performance of the Fund’s Investor Class shares (which are offered by a separate prospectus) and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. The Institutional Class shares would have substantially similar returns as the Investor Class shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Investor Class shares do not have the same expenses. The actual return of the Institutional Class shares may have been higher than that of the Investor Class shares because the Institutional Class shares have lower expenses than the Investor Class shares. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1998-2007)

Total Returns

Best quarter	(2nd quarter, 2003)	15.65%
Worst quarter	(3rd quarter, 2002)	(17.64)%

Average Annual Total Returns through 12/31/07

	1 Year	5 Year	10 Year
Fund(1)
Return Before Taxes	5.75%	12.27%	5.74%
Return After Taxes on Distributions	4.82%	10.77%	4.15%
Return After Taxes on Distributions and Sale of Fund Shares	4.98%	10.37%	4.27%
LLCVFI(2)	2.46%	13.04%	6.12%
Russell 1000 Value(3)	(0.17)%	14.63%	7.68%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of the measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Large Cap Value Funds Index (LLCVFI) is an average of the 30 largest mutual funds in this Lipper category. The LLCVFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

EQUITY FUNDS	3

Equity Funds (cont.)

Marshall Large-Cap Growth Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in common stocks of large-sized U.S. companies similar in size to those within the Russell 1000 Growth Index. The

Adviser looks for high quality companies with sustainable earnings growth that are available at reasonable prices.

Fund Performance: Because the Institutional Class shares of the Fund did not have performance history as of December 31, 2007, the following return information shows historical performance of the Fund’s Investor Class shares (which are offered by a separate prospectus) and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. The Institutional Class shares would have substantially similar returns as the Investor Class shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Investor Class shares do not have the same expenses. The actual return of the Institutional Class shares may have been higher than that of the Investor Class shares because the Institutional Class shares have lower expenses than the Investor Class shares. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1998-2007)

Total Returns

Best quarter	(4th quarter, 1998)	22.67%
Worst quarter	(3rd quarter, 2002)	(17.85)%

Average Annual Total Returns through 12/31/07

	1 Year	5 Year	10 Year
Fund(1)
Return Before Taxes	13.57%	12.02%	4.17%
Return After Taxes on Distributions	12.23%	11.01%	3.35%
Return After Taxes on Distributions and Sale of Fund Shares	10.62%	10.28%	3.39%
LLCGFI(2)	14.97%	12.06%	3.64%
Russell 1000 Growth(3)	11.81%	12.11%	3.83%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of the measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Large-Cap Growth Funds Index (LLCGFI) is an average of the 30 largest mutual funds in this Lipper category. The LLCGFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

4	EQUITY FUNDS

Equity Funds (cont.)

Marshall Mid-Cap Value Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in value-oriented common stocks of medium-sized U.S. companies similar in size to those within the Russell Midcap

Value Index. The Adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than the Standard & Poor’s 400® Index, higher-than-average dividend yields or a lower-than-average price-to-book value. In addition, these companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

Fund Performance: Because the Institutional Class shares of the Fund did not have performance history as of December 31, 2007, the following return information shows historical performance of the Fund’s Investor Class shares (which are offered by a separate prospectus) and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. The Institutional Class shares would have substantially similar returns as the Investor Class shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Investor Class shares do not have the same expenses. The actual return of the Institutional Class shares may have been higher than that of the Investor Class shares because the Institutional Class shares have lower expenses than the Investor Class shares. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1998-2007)

Total Returns

Best quarter	(4th quarter, 2001)	19.61%
Worst quarter	(3rd quarter, 2002)	(16.61)%

Average Annual Total Returns through 12/31/07

	1 Year	5 Year	10 Year
Fund(1)
Return Before Taxes	0.75%	14.28%	10.66%
Return After Taxes on Distributions	(1.73)%	12.65%	8.68%
Return After Taxes on Distributions and Sale of Fund Shares	2.76%	12.24%	8.55%
LMCVFI(2)	3.62%	16.73%	9.16%
RMCVI(3)	(1.42)%	17.92%	10.18%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of the measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Mid-Cap Value Funds Index (LMCVFI) is an average of the 30 largest mutual funds in this Lipper category. The LMCVFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell Midcap Value Index (RMCVI) measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Those companies are also included in the Russell 1000 Value Index. The RMCVI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

EQUITY FUNDS	5

Equity Funds (cont.)

Marshall Mid-Cap Growth Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in growth-oriented common stocks of medium-sized U.S. companies similar in size to those within the Russell

Midcap Growth Index. The Adviser selects stocks of companies with growth characteristics, including companies with above-average earnings growth potential and companies where significant changes are taking place, such as new products, services or methods of distribution, or overall business restructuring.

Fund Performance: Because the Institutional Class shares of the Fund did not have performance history as of December 31, 2007, the following return information shows historical performance of the Fund’s Investor Class shares (which are offered by a separate prospectus) and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. The Institutional Class shares would have substantially similar returns as the Investor Class shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Investor Class shares do not have the same expenses. The actual return of the Institutional Class shares may have been higher than that of the Investor Class shares because the Institutional Class shares have lower expenses than the Investor Class shares. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1998-2007)

Total Returns

Best quarter	(4th quarter, 1999)	41.02%
Worst quarter	(3rd quarter, 2001)	(23.19)%

Average Annual Total Returns through 12/31/07

	1 Year	5 Year	10 Year
Fund(1)
Return Before Taxes	24.54%	15.08%	7.39%
Return After Taxes on Distributions	24.54%	15.08%	6.22%
Return After Taxes on Distributions and Sale of Fund Shares	15.95%	13.28%	5.85%
LMCGFI(2)	21.41%	17.93%	7.78%
RMCGI(3)	11.43%	17.90%	7.59%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of the measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Mid-Cap Growth Funds Index (LMCGFI) is an average of the 30 largest mutual funds in this Lipper category. The LMCGFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell Midcap Growth Index (RMCGI) measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Those companies are also included in the Russell 1000 Growth Index. The RMCGI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

6	EQUITY FUNDS

Equity Funds (cont.)

Marshall Small-Cap Growth Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in common stocks of small-sized U.S. companies similar in size to those within the Russell 2000 Growth Index. The

Adviser selects stocks of companies with growth characteristics, including companies with above-average earnings growth potential and companies where significant changes are taking place, such as new products, services or methods of distribution, or overall business restructuring.

Fund Performance: Because the Institutional Class shares of the Fund did not have performance history as of December 31, 2007, the following return information shows historical performance of the Fund’s Investor Class shares (which are offered by a separate prospectus) and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. The Institutional Class shares would have substantially similar returns as the Investor Class shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Investor Class shares do not have the same expenses. The actual return of the Institutional Class shares may have been higher than that of the Investor Class shares because the Institutional Class shares have lower expenses than the Investor Class shares. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1998-2007)

Total Returns

Best quarter	(4th quarter, 1999)	38.36%
Worst quarter	(3rd quarter, 1998)	(27.56)%

Average Annual Total Returns through 12/31/07

	1 Year	5 Year	10 Year
Fund(1)
Return Before Taxes	18.79%	20.79%	8.37%
Return After Taxes on Distributions	14.43%	19.09%	7.14%
Return After Taxes on Distributions and Sale of Fund Shares	14.79%	17.82%	6.84%
LSCGI(2)	9.68%	15.44%	6.79%
Russell 2000 GI(3)	7.06%	16.50%	4.32%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of the measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Small-Cap Growth Funds Index (LSCGI) is an average of the 30 largest mutual funds in this Lipper category. The LSCGI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell 2000 Growth Index (Russell 2000 GI) measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 GI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

EQUITY FUNDS	7

Equity Funds (cont.)

Marshall International Stock Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in common stocks of any sized companies located outside the United States. The Fund’s sub-advisers (the

Sub-Advisers), Trilogy Global Advisors, LLC, formerly BPI Global Asset Management LLC (Trilogy), and Acadian Asset Management, Inc. (Acadian), each manage approximately 50% of the Fund’s portfolio.

Trilogy uses a “bottom-up,” fundamental approach in selecting stocks for the Fund’s portfolio. Trilogy seeks to identify quality companies with attractive returns on equity, earnings growth and a strong capital structure.

Acadian uses a quantitative strategy with a focus on valuations to target attractively valued companies that also have positive earnings and price characteristics. Acadian selects stocks for the Fund’s portfolio using models that incorporate multiple factors designed to construct an optimal portfolio while keeping benchmark-relative risk to the desired level. These factors include, among others, price-to-cash earnings, changes in expected growth and changes in operating margins.

Effective September 1, 2005, Acadian was added as an additional sub-adviser to the Fund to manage approximately 50% of the Fund’s portfolio. Trilogy was the sole sub-adviser to the Fund from March 29, 1999 to September 1, 2005. Prior thereto, the Fund was managed by another firm.

Fund Performance: The following return information shows historical performance of the Fund’s Institutional Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 2000-2007)

Total Returns

Best quarter	(2nd quarter, 2003)	20.18%
Worst quarter	(3rd quarter, 2002)	(19.54)%

Average Annual Total Returns through 12/31/07

	1 Year	5 Year	Since 9/1/99 inception
Fund(1)
Return Before Taxes	8.67%	18.90%	7.21%
Return After Taxes on Distributions	5.97%	18.00%	6.04%
Return After Taxes on Distributions and Sale of Fund Shares	7.75%	16.72%	5.89%
LIMCGI(2)	17.09%	23.16%	8.54%
EAFE(3)	11.17%	21.59%	6.61%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of the measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper International Multi-Cap Growth Funds Index (LIMCGI) is an average of the 30 largest mutual funds in this Lipper category. The LIMCGI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a market capitalization-weighted equity index of international stocks comprising 21 of the 50 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. The EAFE does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

8	EQUITY FUNDS

Income Funds

Marshall Aggregate Bond Fund

Goal: To maximize total return consistent with current income.

Strategy: The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e. BBB or Baa) at the time of purchase and U.S. government securities. The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Fund Performance: Performance information for the Aggregate Bond Fund is not included because the Fund had not been in operation for a full calendar year as of December 31, 2007.

INCOME FUND	9

Income Funds (cont.)

Marshall Government Income Fund

Goal: To provide current income.

Strategy: The Fund invests at least 80% of its assets in U.S. government securities. The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund normally maintains an average dollar-weighted effective maturity of four to twelve years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

The Fund invests in the securities of U.S. government-sponsored entities, including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs). Not all U.S. government-sponsored entities are backed by the full faith and credit of the U.S. government. Examples of entities that are not backed by the full faith and credit of the U.S. government include Freddie Mac, Fannie Mae and FHLBs. These entities, however, are supported through federal subsidies, loans or other benefits. The Fund also may invest in U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

Fund Performance: The following return information provides some indication of the risks of investing in the Fund. Because the Institutional Class shares of the Fund did not have a full calendar year of performance as of December 31, 2007, the following return information shows historical performance of the Fund’s Investor Class shares (which are offered by a separate prospectus). The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. The Institutional Class shares would have substantially similar returns as the Investor Class shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Investor Class shares do not have the same expenses. The actual return of the Institutional Class shares may have been higher than that of the Investor Class shares because the Institutional Class shares have lower expenses than the Investor Class shares. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1998-2007)

Total Returns

Best quarter	(3rd quarter, 2001)	4.08%
Worst quarter	(2nd quarter, 2004)	(0.97)%

Average Annual Total Returns through 12/31/07

	1 Year	5 Year	10 Year
Fund(1)
Return Before Taxes	5.85%	4.04%	5.16%
Return After Taxes on Distributions	4.18%	2.48%	3.20%
Return After Taxes on Distributions and Sale of Fund Shares	3.77%	2.53%	3.19%
LUSMI(2)	5.24%	3.64%	5.03%
LMI(3)	6.90%	4.49%	5.91%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of the measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper U.S. Mortgage Funds Index (LUSMI) is an average of the 30 largest mutual funds in this Lipper category. The LUSMI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Lehman Brothers Mortgage-Backed Securities Index (LMI) is an index comprised of fixed rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. The LMI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

10	INCOME FUND

Income Funds (cont.)

Marshall Short-Intermediate Bond Fund*

Goal: To maximize total return consistent with current income.

Strategy: The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., BBB or Baa) at the time of purchase and U.S. government securities. The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Fund Performance: The following return information provides some indication of the risks of investing in the Fund. Because the Institutional Class shares of the Fund did not have a full calendar year of performance as of December 31, 2007, the following return information shows historical performance of the Fund’s Investor Class shares (which are offered by a separate prospectus). The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. The Institutional Class shares would have substantially similar returns as the Investor Class shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Investor Class shares do not have the same expenses. The actual return of the Institutional Class shares may have been higher than that of the Investor Class shares because the Institutional Class shares have lower expenses than the Investor Class shares. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1998-2007)

Total Returns

Best quarter	(3rd quarter, 2001)	3.75%
Worst quarter	(2nd quarter, 2004)	(2.25)%

Average Annual Total Returns through 12/31/07

	1 Year	5 Year	10 Year
Fund(1)
Return Before Taxes	4.61%	3.64%	4.86%
Return After Taxes on Distributions	2.94%	2.09%	2.89%
Return After Taxes on Distributions and Sale of Fund Shares	2.97%	2.19%	2.93%
LSIDF(2)	5.39%	3.45%	4.89%
LGCI(3)	7.39%	4.06%	5.76%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of the measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Short-Intermediate Investment Grade Debt Funds Index (LSIDF) is an average of the 30 largest mutual funds in this Lipper category. The LSIDF reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Lehman Brothers Governmental/Credit Intermediate Index (LGCI) is an index comprised of government and corporate bonds rated BBB or higher with maturities between one and ten years. The LGCI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

* Effective June 1, 2007, the Marshall Intermediate Bond Fund changed its name to the Marshall Short-Intermediate Bond Fund.

INCOME FUND	11

Income Funds (cont.)

Marshall Short-Term Income Fund

Goal: To maximize total return consistent with current income.

Strategy: The Fund invests at least 80% of its assets in short- to intermediate-term investment grade fixed income securities.

Fund investments include corporate, asset-backed and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., BBB or Baa) at the time of purchase and U.S. government securities. In addition, the Fund may invest in securities issued by other investment companies that in turn invest in bonds and other financial instruments (including securities with credit ratings below investment grade commonly known as high-yield securities). Such investments may involve duplication of advisory fees and certain other expenses. The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of six months to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Fund Performance: The following return information provides some indication of the risks of investing in the Fund. Because the Institutional Class shares of the Fund did not have a full calendar year of performance as of December 31, 2007, the following return information shows historical performance of the Fund’s Investor Class shares (which are offered by a separate prospectus). The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. The Institutional Class shares would have substantially similar returns as the Investor Class shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Investor Class shares do not have the same expenses. The actual return of the Institutional Class shares may have been higher than that of the Investor Class shares because the Institutional Class shares have lower expenses than the Investor Class shares. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1998-2007)

Total Returns

Best quarter	(3rd quarter, 2001)	2.67%
Worst quarter	(2nd quarter, 2004)	(1.21)%

Average Annual Total Returns through 12/31/07

	1 Year	5 Year	10 Year
Fund(1)
Return Before Taxes	5.63%	3.42%	4.47%
Return After Taxes on Distributions	3.99%	1.95%	2.56%
Return After Taxes on Distributions and Sale of Fund Shares	3.63%	2.05%	2.63%
LSTIDI(2)	4.80%	3.03%	4.30%
ML13(3)	6.90%	3.35%	4.97%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of the measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Short-Term Investment Grade Debt Funds Index (LSTIDI) is an average of the 30 largest mutual funds in this Lipper category. The LSTIDI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML13) is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. The ML13 does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

12	INCOME FUND

Money Market Funds

Marshall Prime Money Market Fund

Goal: To provide current income consistent with stability of principal.

Strategy: Fund assets are invested in high quality, short-term money market instruments. In order to produce income that minimizes volatility, the Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks and liquidity risks.

Fund Performance: The following return information shows historical performance of the Fund’s Institutional Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 2001-2007)

Total Returns

Best quarter	(1st quarter, 2001)		1.46%
Worst quarter	(1st quarter, 2004)		0.24%
7-Day Net Yield	(as of 12/31/07	)(1)	4.83%

Average Annual Total Returns through 12/31/07

	1 Year	5 Year	Since 4/3/00 inception
Fund	5.27%	3.15%	3.45%
LIMMFI(2)	5.26%	3.11%	2.99%
MFRA(3)	4.69%	2.65%	2.89%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper Institutional Money Market Funds Index (LIMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LIMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoneyNet, Inc. Money Fund Report Averages™ (MFRA) is an average of money funds with investment objectives similar to that of the Fund.

MONEY MARKET FUNDS	13

Money Market Funds (cont.)

Marshall Government Money Market Fund

Goal: To provide current income consistent with stability of principal.

Strategy: Fund assets are invested in high quality, short-term money market instruments. The Fund invests at least 80% of its assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities, and in repurchase agreements secured by such obligations. In order to produce income that minimizes volatility, the Adviser uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

The Fund invests in the securities of U.S. government-sponsored entities, including Freddie Mac, Fannie Mae and FHLBs. Not all U.S. government-sponsored entities are backed by the full faith and credit of the U.S. government. Examples of entities that are not backed by the full faith and credit of the U.S. government include Freddie Mac, Fannie Mae and FHLBs. These entities, however, are supported through federal subsidies, loans or other benefits. The Fund also may invest in U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as Ginnie Mae. Finally, the Fund may invest in governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks, call risks and liquidity risks.

Fund Performance : The following return information shows historical performance of the Fund’s Institutional Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns for its first two full calendar years of operations, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 2005-2007)

Total Returns

Best quarter	(4th quarter, 2006)		1.30%
Worst quarter	(1st quarter, 2005)		0.56%
7-Day Net Yield	(as of 12/31/07	)(1)	4.52%

Average Annual Total Returns through 12/31/07

	1 Year	Since 5/28/04 inception
Fund	5.11%	3.87%
LIUSGMMFI(2)	5.00%	3.46%
INGMMI(3)	4.32%	3.17%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper Institutional U.S. Government Money Market Funds Index (LIUSGMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LIUSGMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoneyNet, Inc. Government Money Market Index (INGMMI) is an average of money funds with investment objectives similar to that of the Fund.

14	MONEY MARKET FUND

Money Market Funds (cont.)

Marshall Tax-Free Money Market Fund

Goal: To provide current income exempt from federal income tax consistent with stability of principal.

Strategy: The Fund invests primarily in fixed and floating rate municipal bonds and notes, variable rate demand instruments and other high-quality, short-term tax-exempt obligations maturing in 397 days or less. Under normal circumstances, the Fund invests its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including federal alternative minimum tax (AMT).

To maintain principal preservation, the Adviser places a strict emphasis on credit research. Using fundamental analysis, the Adviser develops an approved list of issuers and securities that meet the Adviser’s standards for minimal credit risk. The Adviser continually monitors the credit risks of all portfolio securities on an ongoing basis by reviewing financial data and ratings of Nationally Recognized Statistical Rating Organizations.

The Fund seeks to enhance yield by taking advantage of favorable changes in interest rates and reducing the effect of unfavorable changes in interest rates. In seeking to achieve this objective, the Adviser targets a dollar-weighted average portfolio maturity of 90 days or less based on its interest rate outlook. The interest rate outlook is developed by analyzing a variety of factors, such as current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve Board’s monetary policy. By developing an interest rate outlook and adjusting the portfolio’s maturity accordingly, the Adviser seeks to position the Fund to take advantage of yield enhancing opportunities.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks, call risks and liquidity risks. In addition to credit and interest rate risk, certain types of municipal bonds are subject to other risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors.

Annual Total Returns (2006-2007)

Total Returns

Best quarter	(3rd quarter, 2007)		0.92%
Worst quarter	(1st quarter, 2006)		0.74%
7-Day Net Yield	(as of 12/31/07)	(1)	3.45%

Average Annual Total Returns through 12/31/07

	1 Year	Since 6/29/05 inception
Fund	3.61%	3.30%
LITEMMFI(2)	3.45%	2.98%
IMNTFNR(3)	3.13%	2.82%

Fund Performance: The above return information shows historical performance of the Fund’s Institutional Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total return for its first full calendar year of operations, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper Institutional Tax Exempt Money Market Funds Index (LITEMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LITEMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoney Net Money Fund Report Tax-Free National Retail (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.

MONEY MARKET FUNDS	15

Fees and Expenses of the Funds	This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Funds.

	Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund	International Stock Fund		Aggregate Bond Fund		Government Income Fund		Short- Intermediate Bond Fund		Short-Term Income Fund		Prime Money Market Fund		Government Money Market Fund		Tax-Free Money Market Fund
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	None		None		None		None		None	None		None		None		None		None		None		None		None
Redemption Fee (as a percentage of amount redeemed, if applicable) (1)	2.00%		2.00%		2.00%		2.00%		2.00%	2.00%		2.00%		2.00%		2.00%		2.00%		None		None		None
Annual Fund Operating Expenses (expenses deducted from and expressed as a percentage of the Fund’s net assets)
Management Fee	0.75%	(2)	0.75%	(2)	0.75%	(2)	0.75%	(2)	1.00%	1.00%	(2)(3)	0.40%	(2)	0.40%	(2)(3)	0.40%	(2)(3)	0.20%	(2)(3)	0.15%	(3)	0.20%	(3)	0.20%	(3)
Distribution (12b-1) Fee	None		None		None		None		None	None		None		None		None		None		None		None		None
Other Expenses (4)	0.22%		0.27%		0.21%		0.27%		0.28%	0.20%		0.26%		0.21%		0.20%		0.33%		0.07%		0.13%		0.13%
Acquired Fund Fees and Expenses (5)	—		—		—		—		—	—		—		—		—		0.07%		—		—		—

Total Annual Fund Operating Expenses (6)	0.97%		1.02%		0.96%		1.02%		1.28%	1.20%		0.66%		0.61%		0.60%		0.60%		0.22%		0.33%		0.33%

(1) A redemption fee of 2% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase. The fee is retained by the Fund and generally withheld from the redemption proceeds. See “What Do Shares Cost?” and “Will I Be Charged a Fee for Redemptions?”

(2) The Fund and the Adviser have implemented a fee reduction schedule for this Fund’s investment advisory fees effective November 1, 2007. The investment advisory fees charged to the Fund will decline as Fund assets grow. See “Marshall Funds, Inc. Information—Advisory Fees.”

(3) The Adviser voluntarily waived a portion of the management fee for certain Funds in fiscal 2007. As a result, the management fees paid by the INTERNATIONAL STOCK FUND, GOVERNMENT INCOME FUND, SHORT-INTERMEDIATE BOND FUND, SHORT-TERM INCOME FUND, PRIME MONEY MARKET FUND, GOVERNMENT MONEY MARKET FUND and TAX-FREE MONEY MARKET FUND (after the voluntary waivers) were 0.99%, 0.58%, 0.51%, 0.25%, 0.13%, 0.07% and 0.07%, respectively, for the fiscal year ended August 31, 2007. Fees after waivers were higher than the current management fee in some cases due to the reduction in the management fee for the Funds (see note (2) above), except the SMALL-CAP GROWTH FUND, the PRIME MONEY MARKET FUND, the GOVERNMENT MONEY MARKET FUND and the TAX-FREE MONEY MARKET FUND, effective June 1, 2007. Effective September 1, 2007, the Adviser is no longer waiving any portion of the management fee for the INTERNATIONAL STOCK FUND. The Adviser may terminate voluntary waivers at any time.

(4) “Other Expenses” for the Funds (other than the MONEY MARKET FUNDS) are based on estimated amounts for the current fiscal year due to changes in the administration fee effective September 1, 2007 and because the Institutional Class of the EQUITY and INCOME FUNDS is new.

(5) Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by a Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). Total Annual Fund Operating Expenses shown will not correlate to each Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses. Amounts less than 0.01%, if applicable, are shown as dashes (—) in the above table but are included in Other Expenses.

(6) Although not contractually obligated to do so, the Adviser and other service providers waived certain fees payable by the Funds and may waive certain amounts in the future. The net expenses of the Institutional Class shares of the INTERNATIONAL STOCK FUND, PRIME MONEY MARKET FUND, GOVERNMENT MONEY MARKET FUND and the TAX-FREE MONEY MARKET FUND actually paid for the fiscal year ended August 31, 2007 are shown below. The net expenses the Institutional Class shares of the LARGE-CAP VALUE FUND, LARGE-CAP GROWTH FUND, MID-CAP VALUE FUND, MID-CAP GROWTH FUND, SMALL-CAP GROWTH FUND, AGGREGATE BOND FUND, GOVERNMENT INCOME FUND, SHORT-INTERMEDIATE BOND FUND and SHORT-TERM INCOME FUND expect to pay during each Class’s first full fiscal year (after anticipated voluntary waivers) are shown below. The Adviser may terminate voluntary waivers at any time. The following information is a continuation of the table above and should be considered accordingly.

Total Annual Fund Operating Expenses (after fee reductions and waivers)	0.97%	1.02%	0.96%	1.02%	1.28%	1.20%	0.55%	0.55%	0.55%	0.42%	0.20%	0.20%	0.20%

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of a Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company, an affiliate of the Adviser, and its affiliates receive advisory, custodial, shareholder services and administrative fees for the services they provide to the Funds or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in one of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund	Aggregate Bond Fund	Government Income Fund	Short- Intermediate Bond Fund	Short-Term Income Fund	Prime Money Market Fund	Government Money Market Fund	Tax-Free Money Market Fund
1 Year	$99	$104	$98	$104	$130	$122	$67	$62	$61	$61	$23	$34	$34
3 Years	$309	$325	$306	$325	$406	$381	$211	$195	$192	$192	$71	$106	$106
5 Years	$536	$563	$531	$563	$702	$660	$368	$340	$335	$335	$124	$185	$185
10 Years	$1,190	$1,248	$1,178	$1,248	$1,545	$1,455	$822	$762	$750	$750	$280	$418	$418

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater than those shown.

16	FEES AND EXPENSES OF THE FUNDS

Main Risks of Investing in the Marshall Funds

Please see “Risk/Return Summary—Principal Risks of the Funds” for a summary of the risks that are relevant to each Fund.

Stock Market Risks. The EQUITY FUNDS are subject to fluctuations in the stock markets in which it invests, which have periods of increasing and decreasing values. Stocks are more volatile than debt securities. Greater volatility increases risk. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser or Sub-Adviser allocates more of a Fund’s portfolio holdings to a particular sector, a Fund’s performance may be more susceptible to any economic, business or other developments which generally affect that sector.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks). Consequently, while value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

Foreign Securities Risks. The INTERNATIONAL STOCK FUND invests primarily in foreign securities, which involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less-strict regulation of the securities markets. Furthermore, the INTERNATIONAL STOCK FUND may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although the INTERNATIONAL STOCK FUND values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

Euro Risks. The INTERNATIONAL STOCK FUND makes significant investments in securities denominated in the Euro, the single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the INTERNATIONAL STOCK FUND’s investments. The European Central Bank has control over each EMU member country’s monetary policies. Therefore, the EMU participating countries do not control their own monetary policies by directing independent interest rates for their currencies, which may limit their ability to respond to economic downturns or political upheavals. These factors or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the INTERNATIONAL STOCK FUND.

Company Size Risks . Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Companies with smaller market capitalizations also

INVESTING RISKS	17

Main Risks of Investing in the Marshall Funds (cont.)

What About Bond Ratings?

When the Funds invest in bonds or other debt securities or convertible securities, some may be rated in the lowest investment grade category (i.e., BBB or Baa). Bonds rated BBB by Standard & Poor’s Corporation or Baa by Moody’s

Investors Service have speculative characteristics. The Adviser will determine the credit quality of unrated bonds, which may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser will re-evaluate the bond and determine whether the bond should be retained or sold.

tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Debt Securities Risks. Debt securities are subject to interest rate risks, credit risks, call risks and liquidity risks, which are more fully described below. These risks will affect the INCOME FUNDS and the MONEY MARKET FUNDS.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund may lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks. Some of the securities in which a Fund invests may be redeemed by the issuer before maturity (or “called”). This will most likely happen when interest rates are declining. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Government Obligations Risks. For Fund investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, no assurance can be given that the U.S. government will provide financial support to U.S.

18	INVESTING RISKS

Main Risks of Investing in the Marshall Funds (cont.)

government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government, while securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. government. Moreover, securities issued by the Student Loan Marketing Association (Sallie Mae) are supported only by the credit of that agency.

Municipal Securities Risks. An investment in the TAX-FREE MONEY MARKET FUND will be affected by municipal securities risks, which include credit risks, interest rate risk, call risks and liquidity risks. Certain types of municipal bonds are subject to other risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors. Local political and economic factors may also adversely affect the value and liquidity of municipal securities held by this Fund. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Credit risk is greater for mortgage-backed securities that are subordinate to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinate the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless.

Management Risks. The Adviser’s and Sub-Advisers’ judgments about the attractiveness, value and potential appreciation of the Funds’ investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Funds’ managers will produce the desired results.

High Portfolio Turnover Risks. Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities may be sold without regard to the length of time they have been held when the Funds’ Adviser or Sub-Adviser believes it is appropriate to do so in light of a Fund’s investment goal. As a result, certain Funds may have high turnover rates (e.g., in excess of 100%). A higher portfolio turnover rate increases transaction expenses that may be borne directly by a Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed, are taxable to shareholders.

INVESTING RISKS	19

Securities and Investment Techniques Descriptions

In implementing the Funds’ investment objectives, the Funds may invest in the following securities and use the following investment techniques as part of the principal investment strategy. Some of these securities and techniques involve special risks, which are described under “Main Risks of Investing in the Marshall Funds.” Each Fund that has adopted a non-fundamental policy to invest at least 80% of its assets in the types of securities suggested by such Fund’s name will provide shareholders with at least 60 days’ notice of any change in this policy.

	Marshall Large-Cap Value Fund	Marshall Large-Cap Growth Fund	Marshall Mid-Cap Value Fund	Marshall Mid-Cap Growth Fund	Marshall Small-Cap Growth Fund	Marshall International Stock Fund
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓
Foreign Common Stocks						✓
Foreign Securities						✓

	Marshall Aggregate Bond Fund	Marshall Government Income Fund	Marshall Short- Intermediate Bond Fund	Marshall Short-Term Income Fund	Marshall Prime Money Market Fund	Marshall Government Money Market Fund	Marshall Tax-Free Money Market Fund
Fixed Income Securities:
Corporate Debt Securities	✓		✓	✓	✓
Fixed Rate Debt Securities	✓	✓	✓	✓	✓	✓	✓
Floating Rate Debt Securities	✓	✓	✓	✓	✓	✓	✓
Treasury Securities	✓	✓	✓	✓	✓	✓
Municipal Notes							✓
Municipal Securities							✓
Commercial Paper					✓		✓
Credit Enhancement							✓
Demand Instruments					✓		✓
Mortgage-Backed Securities	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓
Asset-Backed Securities	✓	✓	✓	✓
Bank Instruments				✓	✓
Funding Agreements					✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Agency Securities	✓	✓	✓	✓	✓	✓
Tax-Exempt Securities							✓
Variable Rate Demand Instruments							✓

Securities

Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority. Other government entities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by FHLBs, Freddie Mac and Fannie Mae in support of such obligations.

20	SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS

Securities and Investment Techniques Descriptions (cont.)

Some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation. Investors regard agency securities as having low credit risks, but not as low as Treasury securities. The Adviser treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Asset-Backed Securities. Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Common Stocks. Common stocks are the most prevalent type of equity securities. Holders of common stock of an issuer are entitled to receive the issuer’s earnings only after the issuer pays its creditors and any preferred shareholders. As a result, changes in the issuer’s earnings have a direct impact on the value of its common stock.

Credit Enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Adviser treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Dollar Rolls. Dollar rolls are transactions in which a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are “to be announced” mortgage-backed securities or “TBAs.” Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause a Fund to have an increased portfolio turnover rate.

Equity Securities. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities. The EQUITY FUNDS cannot predict the income they will receive

SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS	21

Securities and Investment Techniques Descriptions (cont.)

from equity securities, if any, because companies generally have discretion as to the payment of any dividends or distributions.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds may invest:

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed rate debt securities fall, and as interest rates fall, the prices of fixed rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; therefore, this value is reflected in a higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include: 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Foreign Common Stocks. Common stocks of foreign corporations are equity securities issued by a corporation domiciled outside of the United States that trade on a United States securities exchange.

Foreign Securities. Foreign securities are equity or fixed income securities that are issued by a corporation or other issuer domiciled outside the United States that trade on a foreign securities exchange or in a foreign market. Securities issued by corporations or other issuers domiciled outside the United States that are dollar denominated and traded in the United States are not considered foreign securities.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to a Fund. The insurance company may assess periodic charges against an Agreement for

22	SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS

Securities and Investment Techniques Descriptions (cont.)

expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer. A Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, a Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

Investment Ratings. The securities in which the MONEY MARKET FUNDS invest must be rated in one of the two highest short-term rating categories by one or more NRSROs or be determined by the Adviser to be of comparable quality to securities having such ratings.

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of a mortgage-backed security is a pass-through certificate. An issuer of a pass-through certificate gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro-rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Municipal Notes. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Securities. Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, municipalities may also issue taxable securities in which the Funds may invest.

Repurchase Agreements. Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Tax-Exempt Securities. Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Fixed income securities pay interest, dividends and distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. Other issuers include industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. The market categorizes tax-exempt securities by their source of repayment.

SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS	23

Securities and Investment Techniques Descriptions (cont.)

Treasury Securities. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Variable Rate Demand Instruments. Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The MONEY MARKET FUNDS treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

Investment Techniques

Securities Lending. Certain Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay a Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend” income for federal income tax purposes and will generally be taxable as ordinary income.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of a Fund or the borrower. A Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. A Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, each of the Funds (except the MONEY MARKET FUNDS) may temporarily depart from its principal investment strategy by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). This may cause a Fund to temporarily forego greater investment returns for the safety of principal. When so invested, a Fund may not achieve its investment goal.

24	SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS

How to Buy Shares

What Do Shares Cost? You can buy Institutional Class shares of a Fund (other than the MONEY MARKET FUNDS) at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. The NYSE is closed on most national holidays and Good Friday. When a Fund receives your transaction request in proper form, it is processed at the next determined NAV. The NAV is calculated for each of the Funds (other than the MONEY MARKET FUNDS) at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open.

You can buy Institutional Class shares of a MONEY MARKET FUND at NAV, without a sales charge, on any day the Federal Reserve Bank of New York (the “Federal Reserve”) is open for business and, alternatively, on each day that the U.S. government securities markets are open and the manager determines there is sufficient liquidity in those markets. The Federal Reserve is closed on most national holidays, including Columbus Day and Veterans Day. When a Fund accepts your transaction request in proper form, it is processed at the next determined NAV.

The NAV for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND is determined daily at 4:00 p.m. (Central Time). The NAV for the TAX-FREE MONEY MARKET FUND is determined daily at 11:00 a.m. (Central Time). If the U.S. government securities markets close early, the MONEY MARKET FUNDS reserve the right to determine their NAV at earlier times under these circumstances.

In calculating NAV, a Fund’s portfolio (other than the MONEY MARKET FUNDS) is valued using market prices when available. In calculating the NAV for the MONEY MARKET FUNDS, the Funds’ portfolios are valued using amortized cost.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board of Directors of the Marshall Funds (Board). The Board has established a Pricing Committee, which is responsible for determinations of fair value, subject to supervision of the Board. In determining fair value, the Pricing Committee must take into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and that the difference may be material to the NAV of the respective Fund.

Certain securities held by the Funds, primarily in the INTERNATIONAL STOCK FUND, may be listed on foreign exchanges that trade on days when a Fund does not calculate NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities at 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim, which may affect a security’s value. The Board may rely on the recommendations of an independent fair value pricing service it has retained to assist in valuing foreign securities in the Fund’s portfolio. The fair value pricing service may employ quantitative models in determining fair value.

Keep in mind that Authorized Dealers, as described below, may charge you fees for their services in connection with your share transactions.

What Is the Investment Minimum? To open an account with the Institutional Class shares of these Funds, your first investment must be at least $2 million for an EQUITY FUND or an INCOME FUND; and $10 million for a MONEY MARKET FUND. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds. In special circumstances, these minimums may be waived or lowered at the Funds’ discretion. Call your Authorized Dealer for any additional limitations.

Redemption Fee. For 30 days following the most recent purchase of shares of a Fund, your redemption or exchange

HOW TO BUY SHARES	25

How to Buy Shares (cont.)

proceeds may be reduced by a redemption/exchange fee of 2% (other than with respect to the MONEY MARKET FUNDS). The redemption/exchange fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in a Fund’s shares. See “How to Redeem and Exchange Shares—Will I be Charged a Fee for Redemptions?” and “—Additional Conditions for Redemptions—Frequent Traders” below.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You may also purchase shares directly from the Funds by completing and mailing the account application and sending your payment to the Fund by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Fund to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting Marshall Investor Services (MIS) at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

Purchase orders for a Fund (other than the MONEY MARKET FUNDS) must be accepted by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), in order for shares to be purchased at that day’s NAV. Purchase orders for the TAX-FREE MONEY MARKET FUND must be accepted by 11:00 a.m. (Central Time) for shares to be purchased at that day’s NAV. Purchase orders for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND must be accepted by 4:00 p.m. (Central Time) for shares to be purchased at that day’s NAV. For purchase orders for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to accept and process such purchase orders that day; however, there is no guarantee that MIS will be able to do so. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV and dividend, regardless of when the order is processed. Each Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer or other service provider that has entered into an agreement with a Fund, or its administrative or shareholder services agent, to promptly submit purchase orders to the Fund. You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale and have a valid tax identification number. Checks sent to the Marshall Funds to purchase shares must be made payable to the “Marshall Funds.”

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Funds to identify you. The Funds may also ask for other identifying documents or information.

If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all

26	HOW TO BUY SHARES

How to Buy Shares (cont.)

required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Will the Small-Cap Growth Fund Always be Open to New Investors? It is anticipated that M&I’s small-cap growth strategy, which includes the SMALL-CAP GROWTH FUND and separately managed accounts, will be closed to new investors who are not customers of M&I Trust or M&I Brokerage Services once its assets reach $1 billion, subject to certain exceptions. If you own shares of the Fund prior to the closing date, however, you will still be able to reinvest distributions on shares of the Fund and add to your investment in the Fund.

HOW TO BUY SHARES	27

Fund Purchase Easy Reference Table

Minimum Investments

• To open an Account in one of the EQUITY FUNDS or INCOME FUNDS–$2 million

• To open an Account in one of the MONEY MARKET FUNDS–$10 million

Phone 1-800-236-FUND (3863)

•   Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another Marshall Fund having an identical shareholder registration.

Mail
• To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

• To add to your existing Fund Account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

Wire
• Notify MIS and request wire instructions at 1-800-236-FUND (3863).

• If a new account, fax completed account application to MIS at 1-414-287-8511.

• Mail a completed account application to the Fund at the following address:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Funds and the Federal Reserve wire system are open for business.

28	FUND PURCHASE EASY REFERENCE TABLE

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by telephone and by wire/electronic transfer. You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is accepted in proper form, it is processed at the next determined NAV. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through MIS.

Redemption requests for the Funds (other than the MONEY MARKET FUNDS) must be accepted by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Redemption requests for the TAX-FREE MONEY MARKET FUND must be accepted by 11:00 a.m. (Central Time) for shares to be redeemed at that day’s NAV. Redemption requests for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND must be accepted by 4:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. For redemption requests for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to accept and process such redemption requests that day; however, there is no guarantee that MIS will be able to do so. All redemption requests received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be wired the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than MIS or M&I Trust), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2% short-term redemption fee on shares (other than the shares of the MONEY MARKET FUNDS) that have been held for less than 30 days after the most recent purchase (other than through reinvestments of capital gains or dividends), determined on a first-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

Fund Redemption Easy Reference Table

Phone 1-800-236-FUND (3863)

• Contact MIS.

• If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone.

Wire/Electronic Transfer

•   Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

HOW TO REDEEM AND EXCHANGE SHARES	29

Additional Conditions for Redemptions

Limitations on Redemption Proceeds. Redemption proceeds normally are wired within one business day after receiving a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind.

Exchange Privilege. You may exchange Institutional Class shares of a Fund for Institutional Class shares of any of the other Marshall Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange, if less than 30 days after purchase, may be subject to a 2% short-term redemption/exchange fee (other than in the case of the MONEY MARKET FUNDS). See “What Do Shares Cost?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public. The exchange privilege may be modified or terminated at any time.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares. The Market Timing Policy does not apply to the Money Market Funds, which are typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the Money Market Funds to facilitate frequent trading in other Marshall Funds in violation of the Market Timing Policy.

Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•

the imposition of a 2% short-term redemption/exchange fee for redemptions or exchanges of shares of a Fund less than 30 days after the most recent purchase of such shares, determined on a first-in, first-out basis.

30	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemptions (cont.)

A redemption of shares acquired as a result of reinvesting distributions is not subject to the redemption fee. The redemption fee may not apply to shares redeemed in the case of death, through an automatic, nondiscretionary rebalancing or asset allocation program, trade error correction and involuntary redemptions imposed by the Fund or a financial intermediary. In addition, the redemption fee will not apply to certain transactions in retirement accounts (e.g., IRA accounts and qualified employee benefit plans), such as disability, hardship, forfeitures, required minimum distributions, systematic withdrawals, shares purchased through a systematic purchase plan, return of excess contributions and loans. The Funds’ officers may, in their sole discretion, authorize waivers of the short-term redemption/exchange fee in other limited circumstances that do not indicate market timing strategies. All waivers authorized by the officers are reported to the Board.

Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying or calculating the redemption fee that may differ from those utilized by the Fund’s transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on whether the redemption fee is applied to redemptions or exchanges of your shares.

The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

HOW TO REDEEM AND EXCHANGE SHARES	31

Account and Share Information

What are Dividends and Capital Gain Distributions?

A dividend is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund

expenses. A capital gain

distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.

Dividends and Capital Gains. Dividends, if any, of the INCOME FUNDS and the MONEY MARKET FUNDS are declared daily and paid monthly. You will receive dividends declared subsequent to the issuance of your shares until the day your shares are redeemed. Dividends of the EQUITY FUNDS, if any, are declared and paid quarterly, except for INTERNATIONAL STOCK FUND, which declares and pays dividends annually. Dividends are paid to all shareholders invested in the EQUITY FUNDS on the record date, which is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Funds distribute capital gains, if any, at least annually. None of the MONEY MARKET FUNDS expects to realize any capital gains or losses. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your dividends and capital gain distributions will be automatically reinvested in additional shares unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment.

If you purchase shares just before a Fund (other than a MONEY MARKET FUND) declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution. The distribution will generally be taxable to you.

Multiple Classes. The Marshall Funds have adopted a plan that permits each Fund to offer more than one class of shares. Currently, most of the Funds offer three classes of shares (the GOVERNMENT MONEY MARKET FUND and the TAX-FREE MONEY MARKET FUND offer two classes of shares). All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Funds send you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. With respect to taxable investors, Fund distributions of dividends and capital gains are taxable whether paid in cash or reinvested in the Fund. Distributions from the Funds’ investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax applicable to long-term capital gains. Distributions of the Funds’ long-term capital gains are generally taxable at long-term capital gain rates. Currently, the maximum federal tax rate on ordinary income is 35%, while the maximum federal tax rate on long-term capital gains is 15%. Fund distributions from the LARGE-CAP VALUE FUND, MID CAP VALUE FUND and LARGE-CAP GROWTH FUND are expected to be distributions of both investment company taxable income and long-term capital gains. Fund distributions from the other EQUITY FUNDS are expected to be primarily distributions of capital gains, and fund distributions of the INCOME FUNDS and the MONEY

32	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

MARKET FUNDS are expected to be primarily distributions of investment company taxable income.

It is anticipated that the distributions of the TAX-FREE MONEY MARKET FUND will primarily consist of interest income that is generally exempt from regular federal income tax, although a portion of either Fund’s distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. You may owe tax on certain distributions, which might otherwise be tax-exempt, if the federal AMT applies to you. You may be subject to tax on any capital gain realized by these Funds.

Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. An exchange of Fund shares for shares in any other Fund generally will be treated for federal tax purposes as a redemption followed by the purchase of shares of the other Marshall Fund, and thus will generally result in the same tax treatment as a redemption of Fund shares.

If you do not furnish a Fund with your correct social security number or taxpayer identification number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. Generally, tax-exempt dividends are not subject to back-up withholding.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI).

ACCOUNT AND SHARE INFORMATION	33

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board of Directors governs the Funds. The Board selects and oversees the Adviser, M&I Investment Management Corp. The Adviser manages each Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The Adviser has entered into a subadvisory contract with Trilogy Global Advisors, LLC, formerly BPI Global Asset Management LLC, pursuant to which Trilogy manages a portion of the INTERNATIONAL STOCK FUND’s portfolio, subject to oversight by the Adviser. The Adviser has entered into a subadvisory contract with Acadian Asset Management, Inc., pursuant to which Acadian manages a portion of the INTERNATIONAL STOCK FUND’s portfolio, subject to oversight by the Adviser.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2007, the Adviser had approximately $24.9 billion in assets under management, of which approximately $9.7 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Sub-Advisers’ Background. Trilogy is a registered investment adviser that provides investment management services to investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals and other institutions located principally in Canada and the United States. As of August 31, 2007, Trilogy had approximately $13.5 billion in assets under management. Trilogy’s address is 1114 Avenue of the Americas, 28th Floor, New York, New York 10036.

Acadian is a registered investment adviser that has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, other institutions and individuals since 1986. As of August 31, 2007, Acadian had approximately $79.4 billion in assets under management. Acadian’s address is One Post Office Square, Boston, Massachusetts 02109.

All fees of the sub-advisers are paid by the Adviser.

Manager of Managers Structure. The Funds and the Adviser have received an exemptive order from the SEC granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser will be permitted to enter into and materially amend subadvisory agreements with sub-advisers who are not affiliated with the Funds or the Adviser without shareholder approval of the applicable Fund, subject to the supervision and approval of the Board and certain other conditions specified in the order. Consequently, the Adviser will have the right to hire, terminate or replace sub-advisers without shareholder approval when the Board and the Adviser feel that a change would benefit a Fund. Within 90 days after the hiring of a new sub-adviser, affected shareholders will receive information about the new subadvisory relationship. The Adviser will continue to have the ultimate responsibility (subject to the oversight of the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. The manager of managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. The structure does not permit investment management fees paid by the Funds to be increased or change the Adviser’s obligations under the investment advisory agreement with the Funds, including the Adviser’s responsibility to monitor and oversee subadvisory services furnished to the Funds, without shareholder approval. Furthermore, any subadvisory agreements with affiliates of the Funds or the Adviser will require shareholder approval.

Currently, only the INTERNATIONAL STOCK FUND employs the manager of managers structure. Shareholders of the Fund approved the use of this management structure on August 15, 2005.

Portfolio Managers. The LARGE-CAP VALUE FUND is managed by the M&I Custom Quantitative Solutions Group, an investment committee of the Adviser. Daniel P. Brown and Robert G. Cummisford are the portfolio manager members of the M&I Custom Quantitative Solutions Group and are jointly and primarily responsible for managing the LARGE-CAP VALUE FUND. They work together to develop investment strategies and select securities for the Fund and are

34	MARSHALL FUNDS, INC. INFORMATION

Marshall Funds, Inc. Information (cont.)

supported by research analysts. Mr. Brown is a Vice President of the Adviser. He joined the Adviser in 1997 and is a co-manager and the lead member of the M&I Custom Quantitative Solutions Group. Prior to joining the Adviser, he held positions with Kemper Securities Group and Mutual Savings Bank. Mr. Brown is a Chartered Financial Analyst and a member of the CFA Institute, the Milwaukee Investment Analysts Society and the Chicago Quantitative Alliance. He holds a B.B.A. degree in Finance from the University of Wisconsin-Milwaukee. Mr. Cummisford is a Vice President of the Adviser. He joined the Adviser in 2004 and is a co-manager of the M&I Custom Quantitative Solutions Group. Prior to joining the Adviser, he held positions with Old Kent/Fifth Third, Ibbotson Associates and First Chicago. Mr. Cummisford is a Chartered Financial Analyst and a member of the CFA Institute and the Milwaukee Investment Analysts Society. He holds B.A. degrees in Economics and Behavioral Sciences from Lake Forest College.

The LARGE-CAP GROWTH FUND is co-managed by Alan K. Creech and Robert G. Cummisford, who have equal investment decision-making responsibilities with respect to the Fund. Mr. Creech is a Portfolio Manager and a Vice President of the Adviser. He has served as the Senior Analyst on the Fund since 2004 and previously served as an analyst at Banc One Investment Advisors, supporting several growth funds. He holds a B.S. degree in Economics from the University of Tennessee and an M.B.A. from Wayne State University. Mr. Cummisford, in his capacity as co-manager of the M&I Custom Quantitative Solutions Group, also has provided analytical support to the Fund since 2004. Prior to joining the Adviser, he held positions with Old Kent/Fifth Third, Ibbotson Associates and First Chicago. He is a Chartered Financial Analyst and a member of the CFA Institute and the CFA Society of Milwaukee, Inc. He holds B.A. degrees in Economics and Behavioral Sciences from Lake Forest College.

The MID-CAP VALUE FUND is managed by Matthew B. Fahey. Mr. Fahey, a Vice President and a Portfolio Manager of the Adviser since 1988, joined the Adviser in October 1984. He earned a B.A. degree in Business Administration from the University of Wisconsin-Milwaukee and holds an M.B.A. degree from Marquette University.

The MID-CAP GROWTH FUND and the SMALL-CAP GROWTH FUND are co-managed by Kenneth S. Salmon and Patrick M. Gundlach, who have equal investment decision-making responsibilities with respect to the Funds. Mr. Salmon is a Vice President and a Portfolio Manager of the Adviser. Prior to joining the Adviser in 2000, Mr. Salmon was a senior analyst focused on growth companies at Tucker Anthony Sutro and C.L. King & Associates. Mr. Salmon graduated cum laude with a B.A. in Economics from State University of New York in Potsdam, New York. Mr. Gundlach is a Portfolio Manager and a Vice President of the Adviser. He has been a Senior Analyst for both strategies since 2004. Previously, he was a research analyst for the Nicholas Company, where he focused on small and mid-cap equities. He holds a BBA degree and MS degree in Finance from the University of Wisconsin-Madison, where, as a student in the University of Wisconsin’s Applied Securities Analysis Program, he served as portfolio manager, equity analyst and accountant for the Badgerfund, a small-cap domestic equity fund. He is a member of the CFA Institute and the CFA Society of Milwaukee, Inc.

The INTERNATIONAL STOCK FUND is managed by two sub-advisers, Trilogy and Acadian.

William Sterling, Robert Beckwitt and Gregory J. Gigliotti co-manage the portion of the INTERNATIONAL STOCK FUND’s assets managed by Trilogy. Mr. Sterling is the lead member but all members of the team share investment decision- making responsibilities with respect to the Fund. Mr. Sterling is Chief Investment Officer and Senior Portfolio Manager at Trilogy. He was a founding partner, Chairman and Chief Investment Officer of Trilogy Advisors LLC since 1999, prior to the merger of Trilogy Advisors and BPI Global Asset Management LLC in 2005. Previously, Mr. Sterling was an Executive Director and Global Head of Equities at Credit Suisse Asset Management, Managing Director of International Equities at BEA Associates, and First Vice President at Merrill Lynch, first as Head of Economic Research in Tokyo and later as Head of International Economic Research. Mr. Sterling received a B.A. degree in Economics from Carleton College and M.A. and Ph.D. degrees in Economics from Harvard University. Mr. Beckwitt is Managing Director and Senior Portfolio Manager at Trilogy. Prior to joining Trilogy in

MARSHALL FUNDS, INC. INFORMATION	35

Marshall Funds, Inc. Information (cont.)

2001, Mr. Beckwitt was with Goldman Sachs Asset Management, where he was a Managing Director and served as a Portfolio Manager and Co-Head of International Equities and Emerging Markets. Previously, Mr. Beckwitt was a Portfolio Manager at Fidelity Investments. He has a B.A. in Economics from Princeton and a M.S. in Finance from Sloan School at Massachusetts Institute of Technology. Mr. Gigliotti is Managing Director and Senior Portfolio Manager at Trilogy. Prior to joining Trilogy in 2002, Mr. Gigliotti was a Managing Director of Iridian Asset Management. Previously, Mr. Gigliotti was a Vice President and Senior Portfolio Manager at Goldman Sachs Asset Management and was a Vice President and Senior Analyst at Franklin Mutual Advisors (formerly the Mutual Series Funds). He has a B.A. in Economics and International Relations from Connecticut College.

Brian K. Wolahan and Charles H. Wang serve as co-portfolio managers for the portion of the INTERNATIONAL STOCK FUND’s assets managed by Acadian. Mr. Wolahan and Mr. Wang have equal investment decision-making responsibilities with respect to the Fund and are supported by a team of investment professionals. Mr. Wolahan is Co-Director of Research and a Senior Portfolio Manager at Acadian. He received his undergraduate degree from Lehigh University and an M.S. degree in Management from MIT. Before joining Acadian in 1990, he worked in the Systems Planning Group at Bank of New England and as a Senior Systems Analyst at Mars Incorporated. He is a Chartered Financial Analyst. Mr. Wang is a Senior Portfolio Manager and Co-Director of Research at Acadian. Prior to joining Acadian in 2000, he worked as a Senior Quantitative Equity Analyst for a number of investment firms, including Putnam Investments. Mr. Wang has a Ph.D. from Yale’s School of Management, a B.S. in mathematics from Beijing University and an M.S. from the University of Massachusetts.

The GOVERNMENT INCOME FUND, the SHORT-INTERMEDIATE BOND FUND and the AGGREGATE BOND FUND are managed by Jason D. Weiner. Mr. Weiner, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 1993. Since 1998, he has also been managing short-term and intermediate advisory portfolios for institutional clients. Mr. Weiner, who is a Chartered Financial Analyst, received his B.S. degree in Finance and International Business from Marquette University.

The PRIME MONEY MARKET FUND, the GOVERNMENT MONEY MARKET FUND and the SHORT-TERM INCOME FUND are managed by Richard M. Rokus, a Vice President and a Portfolio Manager of the Adviser. Mr. Rokus has managed the PRIME MONEY MARKET FUND since January 1, 1994, the SHORT-TERM INCOME FUND since November 2001 and the GOVERNMENT MONEY MARKET FUND since May 2004, and has been employed by the Adviser since January 1993. Mr. Rokus is a Chartered Financial Analyst and holds a B.B.A. degree in Finance from the University of Wisconsin-Whitewater.

The TAX-FREE MONEY MARKET FUND is managed by Craig J. Mauermann. Mr. Mauermann has been a Vice President and a Portfolio Manager of the Adviser since 2004. Prior to joining the Adviser, he was a municipal bond analyst and trader for three municipal money market funds at Strong Capital Management, Inc. Mr. Mauermann holds an M.B.A. degree and a B.A. degree from Marquette University.

The Funds’ SAI provides additional information about certain portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Advisory Fees. The Adviser is entitled to receive from each Fund an investment advisory fee equal to a percentage of each Fund’s average daily net assets (ADNA) at the following annual rates, subject to reduction at breakpoints for certain Funds described below:

Fund	Advisory Fee
Large-Cap Value Fund	0.75%
Large-Cap Growth Fund	0.75
Mid-Cap Value Fund	0.75
Mid-Cap Growth Fund	0.75
Small-Cap Growth Fund	1.00
International Stock Fund	1.00
Aggregate Bond Fund	0.40
Government Income Fund	0.40
Short-Intermediate Bond Fund	0.40
Short-Term Income Fund	0.20
Prime Money Market Fund	0.15
Government Money Market Fund	0.20
Tax-Free Money Market Fund	0.20

36	MARSHALL FUNDS, INC. INFORMATION

Marshall Funds, Inc. Information (cont.)

Effective November 1, 2007, the Funds and the Adviser implemented an advisory fee reduction schedule for the investment advisory fees charged to the Funds (excluding the SMALL CAP GROWTH FUND and the MONEY MARKET FUNDS). The new schedule for each Fund is as follows:

	Fund’s ADNA

Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Large-Cap Value Fund	0.75%	0.74%	0.70%	0.65%
Large-Cap Growth Fund	0.75	0.74	0.70	0.65
Mid-Cap Value Fund	0.75	0.74	0.70	0.65
Mid-Cap Growth Fund	0.75	0.74	0.70	0.65
International Stock Fund	1.00	0.99	0.95	0.90
Aggregate Bond Fund	0.40	0.39	0.30	0.25
Government Income Fund	0.40	0.39	0.30	0.25
Short-Intermediate Bond Fund	0.40	0.39	0.30	0.25
Short-Term Income Fund	0.20	0.19	0.10	0.10

The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Funds’ August 31, 2007 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract and subadvisory contracts on behalf of the Funds.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Funds as custodian of the assets (except for the INTERNATIONAL STOCK FUND), shareholder services agent, securities lending agent, sub-transfer agent and administrator directly and through its division, MIS. For each domestic Fund, the custody fees are calculated at the annual rate of 0.02% on the first $250 million of ADNA plus 0.01% of assets exceeding $250 million. M&I Trust is entitled to receive shareholder services fees from each Fund at the annual rate of 0.25% of the Fund’s ADNA. M&I Trust has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. As compensation for its services as securities lending agent, M&I Trust receives a portion of each Fund’s revenues from securities lending activities.

M&I Trust is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator.

Effective November 1, 2007, M&I Trust, as administrator, is entitled to receive fees from each of the EQUITY FUNDS and the INCOME FUNDS at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

M&I Trust, as administrator, is entitled to receive fees from the MONEY MARKET FUNDS at the following annual rates based on the aggregate ADNA of the MONEY MARKET FUNDS combined:

Fee	Combined ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on ADNA in excess of $1.5 billion

All fees of the sub-administrator are paid by M&I Trust.

M&I Trust receives from each Fund an annual per-account fee, which differs among the Funds, for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system.

Payments to Financial Intermediaries. From time to time, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform record-keeping, administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may make payments to brokers or other financial intermediaries from their own resources and/or the Funds’ shareholder servicing plan, if applicable, for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial

MARSHALL FUNDS, INC. INFORMATION	37

Marshall Funds, Inc. Information (cont.)

intermediary, based on the value of Fund shares held through the intermediary, to compensate it for introducing new shareholders to the Funds and for other distribution and marketing services. The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

Distributor. Grand Distribution Services, LLC (Grand), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the distributor are paid by M&I Trust. Grand and UMB are affiliated entities.

38	MARSHALL FUNDS, INC. INFORMATION

Historical Performance of Acadian for Similar Accounts

The following table shows the historical composite performance data for all of Acadian’s advisory accounts that have investment objectives, policies, strategies and risks substantially similar to those of the INTERNATIONAL STOCK FUND, known as the Acadian Non-U.S. All-Cap Equity Strategy Composite (the Composite).

The Composite is not subject to the same types of expenses as the INTERNATIONAL STOCK FUND and its member accounts may be subject to different diversification requirements, specific tax restrictions and investment limitations imposed by the Internal Revenue Code of 1986, as amended, foreign tax laws and/or the 1940 Act than those imposed on the INTERNATIONAL STOCK FUND. The data is provided to illustrate the past performance of Acadian in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the INTERNATIONAL STOCK FUND. This performance data should not be considered an indication of the future performance of the INTERNATIONAL STOCK FUND or Acadian.

Acadian has prepared and presented all returns included herein in compliance with the Global Investment Performance Standards (GIPS®).

Monthly returns are linked geometrically to arrive at the annual total return.

The Composite returns reflect the deduction of all costs and expenses and include the reinvestment of all income. The performance was calculated using the highest management fee as described in Part II of Acadian’s Form ADV. Both the Composite and the EAFE Index total returns reflect deduction of estimated foreign withholding taxes on dividends, interest, and capital gains. The GIPS® standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite expenses are lower than the expenses of the Institutional Class shares of the INTERNATIONAL STOCK FUND. Accordingly, if the Fund’s Institutional Class shares’ expenses had been deducted from the Composite’s returns, the returns would have been lower than those shown.

Periods Ended 8/31/07	Acadian Non-U.S. All-Cap Equity Strategy Composite Total Return	EAFE Index(1)
1 Year	24.2%	18.7%
5 Years	28.0%	19.5%
10 Years	12.7%	8.0%
Since Inception(2)	9.1%	6.7%

(1) The EAFE Index is a market capitalization-weighted equity index of international stocks comprising 21 of the 50 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America.

(2) The Composite commenced operations on April 1, 1988.

HISTORICAL PERFORMANCE OF ACADIAN FOR SIMILAR ACCOUNTS	39

Financial Highlights

The Financial Highlights will help you understand the financial performance of each Fund’s Institutional Class shares for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions. Because the Institutional Class shares of LARGE-CAP VALUE FUND, LARGE-CAP GROWTH FUND, MID-CAP VALUE FUND, MID-CAP GROWTH FUND, and SMALL-CAP GROWTH FUND have not previously been offered to shareholders as of the date of this prospectus, similar information does not exist for them. The total returns of those Funds in the table below represent the rate an investor would have earned (or lost) on an investment in each Fund’s Investor Class shares, assuming reinvestment of any distributions.

The information for the fiscal years ended August 31, 2007 and August 31, 2006 was audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2007, which is available free of charge from the Funds. The information for the prior years was audited by a different firm.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(4)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency(4)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Ratios to Average Net Assets			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate
										Net Expenses	Expense Waiver(2)	Net Investment Income (Loss)(2)
Large-Cap Value Fund†
2003(3)	$12.12	$0.24	$0.42	$0.66	$(0.20)	$—	$(0.20)	$12.58	5.56%	1.23%	—%	2.04%	$343,475	62%
2004(3)	12.58	0.30	1.62	1.92	(0.30)	—	(0.30)	14.20	15.39	1.22	—	2.27	358,354	103
2005(3)	14.20	0.33	1.00	1.33	(0.35)	(0.72)	(1.07)	14.46	9.77	1.22	—	2.30	328,848	103
2006(3)	14.46	0.20	1.36	1.56	(0.20)	(1.88)	(2.08)	13.94	11.99	1.23	0.01	1.47	319,834	121
2007(3)	13.94	0.18	1.55	1.73	(0.18)	(1.19)	(1.37)	14.30	12.89	1.22	0.01	1.26	329,192	43
Large-Cap Growth Fund†
2003(3)	10.59	0.04	0.71	0.75	(0.02)	—	(0.02)	11.32	7.11	1.28	—	0.38	254,286	73
2004(3)	11.32	0.02	0.78	0.80	(0.02)	—	(0.02)	12.10	7.08	1.25	—	0.20	257,684	129
2005(3)	12.10	0.09	1.54	1.63	(0.09)	—	(0.09)	13.64	13.51	1.26	—	0.63	237,294	146
2006(3)	13.64	0.00	0.40	0.40	(0.01)	(1.87)	(1.88)	12.16	2.86	1.27	0.01	0.00	218,109	134
2007(3)	12.16	0.01	1.99	2.00	(0.00)	(0.43)	(0.43)	13.73	16.68	1.27	0.01	0.09	246,811	75
Mid-Cap Value Fund†
2003(3)	10.65	0.01	1.86	1.87	(0.01)	—	(0.01)	12.51	17.63	1.27	—	0.13	267,309	39
2004(3)	12.51	0.05	2.14	2.19	(0.01)	(0.45)	(0.46)	14.24	17.76	1.22	—	0.44	463,104	33
2005(3)	14.24	0.03	2.61	2.64	(0.06)	(0.96)	(1.02)	15.86	19.16	1.20	—	0.25	637,293	37
2006(3)	15.86	0.07	0.70	0.77	(0.05)	(1.50)	(1.55)	15.08	5.12	1.19	0.01	0.47	595,968	63
2007(3)	15.08	0.06	1.94	2.00	(0.07)	(1.38)	(1.45)	15.63	13.52	1.21	0.01	0.37	572,444	62
Mid-Cap Growth Fund†
2003(3)	9.31	(0.08)	2.34	2.26	—	—	—	11.57	24.27	1.28	—	(0.78)	236,981	121
2004(3)	11.57	(0.10)	(0.32)	(0.42)	—	—	—	11.15	(3.63)	1.24	—	(0.85)	184,632	240
2005(3)	11.15	(0.10)	2.60	2.50	—	—	—	13.65	22.42	1.29	0.01	(0.72)	172,137	188
2006(3)	13.65	(0.09)	0.87	0.78	—	—	—	14.43	5.71	1.30	0.01	(0.64)	175,529	134
2007(3)	14.43	(0.10)	3.13	3.03	—	—	—	17.46	21.00	1.27	0.01	(0.61)	222,095	169

40	FINANCIAL HIGHLIGHTS

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(4)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency(4)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions		Total Distributions	Net Asset Value, End of Period	Total Return(1)		Ratios to Average Net Assets					Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate
												Net Expenses		Expense Waiver(2)		Net Investment Income (Loss)(2)

Small-Cap Growth Fund†
2003(3)	$8.75	$(0.07)	$3.15	$3.08	$—	`$	—	$—	$11.83	35.20%		1.72%		—%		(0.82)%	$90,126	248%
2004(3)	11.83	(0.17)	0.94	0.77	—		—	—	12.60	6.51		1.58		—		(1.28)	129,875	267
2005(3)	12.60	(0.18)	3.60	3.42	—		—	—	16.02	27.14		1.55		0.01		(1.21)	155,327	195
2006(3)	16.02	(0.14)	1.93	1.79	—		(1.37)	(1.37)	16.44	11.37		1.54		—		(0.93)	193,170	148
2007(3)	16.44	(0.15)	4.05	3.90	—		(1.33)	(1.33)	19.01	24.73		1.53		0.01		(0.91)	255,894	176
International Stock Fund
2003(3)	9.37	0.08	0.66	0.74	—		—	—	10.11	7.90		1.29		0.02		0.90	116,761	171
2004(3)	10.11	0.04	1.02	1.06	(0.06)		—	(0.06)	11.11	10.52		1.25		0.02		0.36	242,089	137
2005(3)	11.11	0.16	2.32	2.48	(0.07)		—	(0.07)	13.52	22.38		1.23		0.02		0.95	168,128	150
2006(3)	13.52	0.17	3.07	3.24	(0.15)		—	(0.15)	16.61	24.14		1.24		0.02		1.00	188,715	146
2007(3)	16.61	0.24	2.68	2.92	(0.07)		(1.88)	(1.95)	17.58	18.65		1.20		0.02		1.48	250,012	98
Aggregate Bond Fund
2007(3)(9)	10.00	0.12	0.10	0.22	(0.12)		—	(0.12)	10.10	2.18	(7)	0.55	(5)	0.14	(5)	4.63 (5)	143,657	129	(7)
Government Income Fund
2007(3)(9)	9.41	0.11	0.03	0.14	(0.11)		—	(0.11)	9.44	1.54	(7)	0.55	(5)	0.13	(5)	4.87 (5)	141,305	686	(7)
Short-Intermediate Bond Fund*
2007(3)(9)	9.17	0.11	(0.01)	0.10	(0.11)		—	(0.11)	9.16	1.12	(7)	0.55	(5)	0.08	(5)	4.90 (5)	181,534	421	(7)
Short-Term Income Fund
2007(3)(9)	9.02	0.11	—	0.11	(0.11)		—	(0.11)	9.02	1.20	(7)	0.35	(5)	0.23	(5)	4.65 (5)	41,186	52	(7)
Prime Money Market Fund
2003	1.00	0.01	—	0.01	(0.01)		—	(0.01)	1.00	1.30		0.20		0.03		1.26	1,302,242	—
2004	1.00	0.01	—	0.01	(0.01)		—	(0.01)	1.00	1.01		0.20		0.04		1.01	1,532,640	—
2005	1.00	0.02	—	0.02	(0.02)		—	(0.02)	1.00	2.47		0.20		0.04		2.45	1,550,128	—
2006	1.00	0.04	—	0.04	(0.04)		—	(0.04)	1.00	4.51		0.20		0.04		4.44	1,653,556	—
2007	1.00	0.05	—	0.05	(0.05)		—	(0.05)	1.00	5.33		0.20		0.02		5.20	2,080,429	—

FINANCIAL HIGHLIGHTS	41

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(4)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency(4)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(1)		Ratios to Average Net Assets						Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate
											Net Expenses		Expense Waiver(2)		Net Investment Income (Loss)(2)
Government Money Market Fund
2004(6)	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.28	%(7)	0.20	%(5)	0.17	%(5)	1.18	%(5)	$64,212	—%
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.37		0.20		0.18		2.34		37,372	—
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.42		0.20		0.17		4.34		65,616	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.25		0.20		0.13		5.13		136,910	—
Tax-Free Money Market Fund
2005(8)	1.00	—	—	—	—	—	—	1.00	0.39	(7)	0.20	(5)	0.06	(5)	0.78	(5)	24,211	—
2006	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.09		0.20		0.13		3.10		116,409	—
2007	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.59		0.20		0.13		3.53		243,842	—

†	The performance of Institutional Class shares of the Fund will be different from the performance of Investor Class shares because the expenses allocated to the classes will be different.
*	Effective June 1, 2007, the MARSHALL INTERMEDIATE BOND FUND changed its name to the MARSHALL SHORT-INTERMEDIATE BOND FUND.
(1)	Based on net asset value.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2003	2004	2005	2006	2007
International Stock Fund	$0.01	$0.00	$0.00	$0.00	$0.00

Funds not shown had redemption fees of less than $0.01.

(4)	Per share information is based on average shares outstanding.
(5)	Annualized for the fiscal year.
(6)	Reflects operations for the period from May 28, 2004 (start of performance) to August 31, 2004.
(7)	Not annualized for the fiscal year.
(8)	Reflects operations for the period from June 29, 2005 (start of performance) to August 31, 2005.
(9)	Reflects operations for the period from June 1, 2007 (start of performance) to August 31, 2007.

42	FINANCIAL HIGHLIGHTS

Notes

43

Marshall Funds, Inc.

Privacy Policy Notice

Federal regulations require financial institutions to deliver a summary of their privacy policies to their customers. We were committed to maintaining the confidentiality of your personal information long before these regulations required us to do so, and intend to do the same in the future. Allow us to summarize for you, in clear, plain-English terms, our policies regarding how we obtain, handle, use and protect your personal information.

INFORMATION COLLECTION POLICY. We receive non-public personal information about you during the normal course of business from the following sources:

•

From you, or from your financial representative, on account applications, other forms or electronically (for example, your name, address, phone number, e-mail address, social security number, assets and income).

•	From you, or from your financial representative, through transactions, correspondence and other communications (for example, your specific investment purchases and your account balances).

•	From you in connection with providing you a financial product or service (for example, your bank account numbers used for transferring funds to or from the Marshall Funds).

INFORMATION SHARING POLICY. Under no circumstances, do we rent, sell or trade your personal information to anyone nor do we disclose it to anyone except as permitted or required by law. We may disclose your non-public personal information to companies that provide services to the Marshall Funds such as transfer agents, printers and mailing agents that deliver annual reports, prospectuses and other required shareholder communications. All of the information we collect may be shared with our affiliates (such as Marshall & Ilsley Trust Company, M&I Brokerage Services, Inc. and their affiliates). We also may share this information with financial institutions, such as the bank, broker-dealer or other financial intermediary through whom you purchased your shares of the Marshall Funds, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service or with other financial institutions with whom we have joint marketing agreements.

If you decide to close your account(s), we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION SECURITY POLICY. We maintain physical, electronic and procedural safeguards consistent with industry standards to protect the confidentiality, integrity and security of your non-public personal information. We permit access to your personal information only by authorized personnel who need that information to provide products or services to you. On our web site, we use a full range of Internet security measures such as data encryption, user names and passwords. Please note, however, that when you use a link from our website to a non-Marshall Funds site, the Marshall Funds privacy policies and Internet security measures no longer apply.

We require third parties to protect the security and confidentiality of your non-public personal information. These requirements are reflected in written agreements between the Marshall Funds and third party service providers. Except as required by law, under no circumstances do we permit third parties to rent, sell, trade or otherwise release or disclose your personal information to any other party.

CHANGES TO OUR PRIVACY POLICY. The Marshall Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

ADDITIONAL RIGHTS. You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

* * * * * * * * * * *

For questions about our privacy policy, please contact us at 1-800-236-FUND (3863) or visit our website at http://www.marshallfunds.com.

Not Part of the Prospectus

The SAI is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report, and other information, free of charge, and to make inquiries, write to or call MIS at 1-414-287-8555 or at 1-800-236-FUND (3863). You may also obtain these materials free of charge on the Marshall Funds’ Internet site at http://www.marshallfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863)

TDD: Speech and Hearing Impaired Services

1-800-209-3520

Internet address: http://www.marshallfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Grand Distribution Services, LLC Distributor	Investment Company Act File No. 811-58433